Exhibit 99.1

ANNEX A

The Trust Student Loan Pool as of February 28, 2017

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original statistical cutoff date (and with respect to each additional trust student loan as of its related subsequent cutoff date):

•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;

•	was more than 30 days past the final disbursement;

•	was not more than 210 days past due;

•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and

•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the applicable cutoff date was subject to any prior obligation to sell that loan to a third party.

Unless otherwise specified, all information with respect to the trust student loans is presented as of February 28, 2017, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $2,391,393 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 16 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

2004-2

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of initial trust student loans.

Percentages and dollar amounts in any table may not total 100% of the initial trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE
Aggregate Outstanding Principal Balance	$1,002,634,278
Aggregate Outstanding Principal Balance – Treasury Bill	$101,980,639
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	10.17%
Aggregate Outstanding Principal Balance – One-Month LIBOR	$900,653,638
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	89.83%
Number of Borrowers	36,725
Average Outstanding Principal Balance Per Borrower	$27,301
Number of Loans	63,656
Average Outstanding Principal Balance Per Loan – Treasury Bill	$26,703
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	$15,052
Weighted Average Remaining Term to Scheduled Maturity	183 months
Weighted Average Annual Interest Rate	4.78%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.13% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.
2004-2

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY BORROWER INTEREST RATES AS OF THE STATISTICAL
DISCLOSURE DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	10,563	$153,904,263	15.3%
3.01% to 3.50%	11,801	158,416,876	15.8
3.51% to 4.00%	10,476	158,302,287	15.8
4.01% to 4.50%	13,751	180,245,026	18.0
4.51% to 5.00%	4,623	69,002,215	6.9
5.01% to 5.50%	1,148	22,142,933	2.2
5.51% to 6.00%	1,168	22,445,092	2.2
6.01% to 6.50%	1,566	29,774,197	3.0
6.51% to 7.00%	2,276	41,658,213	4.2
7.01% to 7.50%	741	17,411,800	1.7
7.51% to 8.00%	1,912	45,377,518	4.5
8.01% to 8.50%	1,871	46,428,747	4.6
Equal to or greater than 8.51%	1,760	57,525,112	5.7

Total	63,656	$1,002,634,278	100.0%

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.
2004-2

DISTRIBUTION OF THE TRUST STUDENT LOANS BY
OUTSTANDING PRINCIPAL BALANCE PER BORROWER
AS OF THE STATISTICAL DISCLOSURE DATE
Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	7,417	$16,576,829	1.7%
$5,000.00-$ 9,999.99	5,990	45,691,480	4.6
$10,000.00-$14,999.99	5,007	61,369,322	6.1
$15,000.00-$19,999.99	3,136	54,557,457	5.4
$20,000.00-$24,999.99	2,660	59,628,702	5.9
$25,000.00-$29,999.99	2,090	57,202,839	5.7
$30,000.00-$34,999.99	1,521	49,342,925	4.9
$35,000.00-$39,999.99	1,274	47,720,923	4.8
$40,000.00-$44,999.99	1,061	45,000,125	4.5
$45,000.00-$49,999.99	893	42,366,510	4.2
$50,000.00-$54,999.99	750	39,290,708	3.9
$55,000.00-$59,999.99	638	36,733,411	3.7
$60,000.00-$64,999.99	506	31,607,409	3.2
$65,000.00-$69,999.99	431	29,083,524	2.9
$70,000.00-$74,999.99	388	28,115,404	2.8
$75,000.00-$79,999.99	363	28,113,163	2.8
$80,000.00-$84,999.99	281	23,164,705	2.3
$85,000.00-$89,999.99	230	20,107,737	2.0
$90,000.00-$94,999.99	221	20,416,422	2.0
$95,000.00-$99,999.99	200	19,462,528	1.9
$100,000.00 and above	1,668	247,082,154	24.6

Total	36,725	$1,002,634,278	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DELINQUENCY STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	60,922	$940,891,707	93.8%
31-60 days	1,049	20,449,178	2.0
61-90 days	491	12,508,749	1.2
91-120 days	300	7,026,696	0.7
121-150 days	191	4,439,885	0.4
151-180 days	171	3,792,967	0.4
181-210 days	130	3,874,950	0.4

2004-2

Greater than 210 days	402	9,650,145	1.0

Total	63,656	$1,002,634,278	100.0%

2004-2

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY REMAINING TERM TO SCHEDULED MATURITY
AS OF THE STATISTICAL DISCLOSURE DATE
Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	135	$64,545	*
4 to12	661	695,486	0.1%
13 to 24	5,371	6,597,356	0.7
25 to 36	2,785	7,691,159	0.8
37 to 48	2,302	10,033,834	1.0
49 to 60	2,208	12,001,425	1.2
61 to 72	2,923	17,627,025	1.8
73 to 84	7,556	45,922,628	4.6
85 to 96	3,681	28,865,991	2.9
97 to 108	2,703	26,875,483	2.7
109 to 120	2,372	27,994,713	2.8
121 to 132	4,297	75,082,784	7.5
133 to 144	5,833	93,200,337	9.3
145 to 156	3,018	56,651,030	5.7
157 to 168	1,956	40,312,985	4.0
169 to 180	1,471	33,693,890	3.4
181 to 192	1,548	36,904,331	3.7
193 to 204	4,076	108,014,540	10.8
205 to 216	1,914	57,446,126	5.7
217 to 228	1,345	47,048,847	4.7
229 to 240	1,454	57,006,472	5.7
241 to 252	977	41,203,309	4.1
253 to 264	749	36,472,634	3.6
265 to 276	666	33,815,643	3.4
277 to 288	457	23,596,939	2.4
289 to 300	385	20,480,792	2.0
301 to 312	330	21,666,346	2.2
313 to 324	110	7,722,977	0.8
325 to 336	76	5,511,637	0.5
337 to 348	73	5,003,108	0.5
349 to 360	139	10,291,339	1.0
361 and above	85	7,138,568	0.7

Total	63,656	$1,002,634,278	100.0%

* Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.
2004-2

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

2004-2

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY CURRENT BORROWER PAYMENT STATUS
AS OF THE STATISTICAL DISCLOSURE DATE
Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	2,206	$41,831,721	4.2%
Forbearance	3,153	75,305,139	7.5
Repayment
First year in repayment	695	25,365,334	2.5
Second year in repayment	722	27,224,098	2.7
Third year in repayment	871	26,765,027	2.7
More than 3 years in repayment	56,009	806,142,958	80.4

Total	63,656	$1,002,634,278	100.0%

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period; or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 113.8 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.
2004-2

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN
STATUS OF THE TRUST STUDENT LOANS BY
CURRENT BORROWER PAYMENT STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	17.8	-	209.1
Forbearance	-	4.2	203.9
Repayment	-	-	178.7

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $41,831,721 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $27,798,582 or approximately 66.5% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the preliminary remarketing memorandum.

2004-2

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS
AS OF THE STATISTICAL DISCLOSURE DATE

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	306	$5,463,883	0.5%
Alaska	105	1,789,429	0.2
Arizona	1,327	24,986,064	2.5
Arkansas	200	3,213,085	0.3
California	6,786	120,077,183	12.0
Colorado	1,188	19,808,971	2.0
Connecticut	788	10,251,113	1.0
Delaware	121	2,424,416	0.2
District of Columbia	261	4,292,954	0.4
Florida	9,598	132,042,973	13.2
Georgia	1,631	27,581,324	2.8
Hawaii	233	4,138,100	0.4
Idaho	236	3,557,707	0.4
Illinois	1,855	25,609,311	2.6
Indiana	1,248	17,645,459	1.8
Iowa	374	4,476,809	0.4
Kansas	1,164	16,727,182	1.7
Kentucky	353	5,014,330	0.5
Louisiana	1,026	18,309,884	1.8
Maine	131	1,821,838	0.2
Maryland	1,285	22,698,310	2.3
Massachusetts	1,717	21,496,810	2.1
Michigan	1,032	17,977,688	1.8
Minnesota	1,018	15,167,508	1.5
Mississippi	262	5,193,037	0.5
Missouri	1,433	21,460,783	2.1
Montana	144	2,664,029	0.3
Nebraska	184	2,611,408	0.3
Nevada	404	6,904,917	0.7
New Hampshire	258	3,551,545	0.4
New Jersey	1,540	22,883,928	2.3
New Mexico	218	3,440,570	0.3
New York	4,106	59,197,815	5.9
North Carolina	1,273	19,315,202	1.9
North Dakota	52	791,695	0.1
Ohio	5,111	91,221,656	9.1
Oklahoma	752	12,253,335	1.2
Oregon	1,025	17,730,017	1.8
Pennsylvania	1,514	23,236,653	2.3
Rhode Island	127	2,144,551	0.2
South Carolina	446	8,045,424	0.8
South Dakota	63	1,068,951	0.1
Tennessee	766	14,591,487	1.5
Texas	4,374	69,651,133	6.9

2004-2

Utah	267	6,124,293	0.6
Vermont	96	1,302,921	0.1
Virginia	1,600	23,566,265	2.4
Washington	2,387	36,195,785	3.6
West Virginia	203	2,893,347	0.3
Wisconsin	494	6,880,573	0.7
Wyoming	53	694,669	0.1
Other	521	10,445,952	1.0

Total	63,656	$1,002,634,278	100.0%

2004-2

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.
2004-2

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT
TERMS AS OF THE STATISTICAL DISCLOSURE DATE

Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	34,990	$425,946,068	42.5%
Other Repayment Options(1)	24,364	445,955,260	44.5
Income-driven Repayment(2)	4,302	130,732,949	13.0

Total	63,656	$1,002,634,278	100.0%

(1)  Includes, among others, graduated repayment and interest-only period loans.

(2) Includes income sensitive and income based repayment.

With respect to interest-only loans, as of the statistical disclosure date, there are 794 loans with an aggregate outstanding principal balance of $27,502,493 currently in an interest-only period.  These interest-only loans represent approximately 2.7% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN
TYPE AS OF THE STATISTICAL DISCLOSURE DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	31,469	$423,497,321	42.2%
Unsubsidized	32,187	579,136,957	57.8

Total	63,656	$1,002,634,278	100.0%

2004-2

The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DATE OF DISBURSEMENT AS OF
THE STATISTICAL DISCLOSURE DATE

Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	964	$28,573,474	2.8%
October 1, 1993 through June 30, 2006	62,692	974,060,804	97.2
July 1, 2006 and later	0	0	0.0

Total	63,656	$1,002,634,278	100.0%

2004-2

Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY GUARANTY AGENCY AS OF
THE STATISTICAL DISCLOSURE DATE

Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	2,041	$22,061,764	2.2%
College Assist	44	816,448	0.1
Educational Credit Management Corporation	1,472	26,198,437	2.6
Florida Off Of Student Fin'l Assistance	10,817	130,239,509	13.0
Great Lakes Higher Education Corporation	1,146	22,102,618	2.2
Illinois Student Assistance Comm	1,536	19,751,917	2.0
Kentucky Higher Educ. Asst. Auth.	256	3,276,171	0.3
Lousiana Office Of Student Financial Asst	351	5,173,625	0.5
Michigan Guaranty Agency	677	8,645,685	0.9
Montana Guaranteed Student Ln Prog	1	19,701	*
Nebraska National Student Loan Program	12	244,644	*
New Jersey Higher Ed Student Assistance Authority	3,189	38,775,890	3.9
New York State Higher Ed Services Corp	6,893	91,549,015	9.1
Northwest Education Loan Association	4,629	60,544,260	6.0
Oklahoma Guaranteed Stud Loan Prog	547	7,949,746	0.8
Pennsylvania Higher Education Assistance Agency	4,459	64,132,161	6.4
Texas Guaranteed Student Loan Corp	3,965	60,612,612	6.0
United Student Aid Funds, Inc.	21,621	440,540,075	43.9
Total	63,656	$1,002,634,278	100.0%

*     Represents a percentage greater than 0% but less than 0.05%.

2004-2

SIGNIFICANT GUARANTOR INFORMATION

The information shown for the Significant Guarantors relates to all student loans, including but not limited to initial trust student loans, guaranteed by the Significant Guarantors.

We obtained the following information from various sources, including from the related Significant Guarantor and/or from the Department of Education. None of the depositor, the sellers, the servicer, their affiliates or the remarketing agents has audited or independently verified this information for accuracy or completeness.

UNITED STUDENT AID FUNDS, INC.

United Student Aid Funds, Inc. (“USA Funds”) was organized as a private, nonprofit corporation under the General Corporation Law of the State of Delaware in 1960.  In accordance with its Certificate of Incorporation, USA Funds: (i) maintains facilities for the provision of guarantee services with respect to approved education loans made to or for the benefit of eligible students attending approved educational institutions; (ii) guaranteed education loans made pursuant to certain loan programs under the Higher Education Act, as well as loans made under certain private loan programs; and (iii) serves as the designated guarantor for education-loan programs under the Higher Education Act of 1965, as amended (“the Act”) in Arizona, Hawaii and certain Pacific Islands, Indiana, Kansas, Maryland, Mississippi, Nevada and Wyoming.

USA Funds contracts with Navient Solutions, LLC and Student Assistance Corporation. Student Assistance Corporation is a wholly owned subsidiary of Navient Solutions, LLC Navient Solutions, LLC and its subsidiaries are not sponsored by nor are they agencies of the United States of America.

USA Funds is the sole member of the Northwest Education Loan Association, a guarantor serving the states of Washington, Idaho and the Northwest.  USA Funds, Inc. became a member of Great Lakes Higher Education Corporation effective January 1, 2017.

For the purpose of providing loan guarantees under the Act, USA Funds has entered into various agreements (collectively, the “Federal Reinsurance Agreements”) with the U.S. Secretary of Education (the “Secretary”). Pursuant to the Federal Reinsurance Agreements, USA Funds serves as a “guaranty agency” as defined in Section 435(j) of the Act. The Act allows the Secretary, after giving the guaranty agency notice and the opportunity for a hearing, to terminate the Federal Reinsurance Agreements if the Secretary determines that the administrative or financial condition of the guaranty agency jeopardizes the agency’s continued ability to perform its responsibilities under its guaranty agreement, it is necessary to protect the federal financial interest, or to ensure the continued availability of loans to student- or parent- borrowers.

Reinsurance is paid to USA Funds by the Secretary in accordance with a formula based on the annual default rate of loans guaranteed by USA Funds under the Act and the disbursement date of loans. The rate of reinsurance ranges from 100 percent to 75 percent of USA Funds’ losses on default-claim payments made to lenders. The Consolidated Appropriations Act of 2016 provided for 100 percent reinsurance on all FFEL Program claims purchased beginning December 2015 and beyond.  Prior to that, the Higher Education Amendments of 1998 (the “1998 Reauthorization Law”) reduced the reinsurance coverage for loans in default made on or after Oct. 1, 1998, to a range from 95 percent to 75 percent based upon the annual default claims rate of the guaranty agency. Reinsurance on non-default claims remains at 100 percent.

The 1998 Reauthorization Law requires guaranty agencies to establish two (2) separate funds, a federal reserve fund (property of the United States) and an agency operating fund (property of the guaranty agency).
2004-2

The federal reserve fund is to be used to pay lender claims and to pay a default-aversion fee to the agency operating fund. The agency operating fund is to be used by the guaranty agency to pay its operating expenses.

On March 30, 2010, President Obama signed into law the Health Care and Education Reconciliation Act of 2010 (Public Law 111-152), which ended the origination and guarantee of new loans under the Federal Family Education Loan Program, effective for loans whose first disbursement was after June 30, 2010. As a result of the statute, USA Funds will continue to administer a portfolio of outstanding FFELP loans, but no longer may guarantee new federal student loans.

As of September 30, 2016, USA Funds held net assets on behalf of the federal reserve fund of approximately $143 million. Through September 30, 2016, the outstanding, unpaid, aggregate amount of principal and interest on loans that had been directly guaranteed by USA Funds under the Federal Family Education Loan Program was approximately $46.6 billion.  Also, as of September 30, 2016, USA Funds had operating fund assets totaling over $1.1 billion, which includes the $146 million of net assets held on behalf of the Federal Reserve Fund.

USA Funds’ “reserve ratio” complies with the U.S. Department of Education definition, which is determined by dividing the fund balance reserves in a guarantor’s federal reserve fund, by the total amount of loans outstanding. Following this formula, the reserve ratio for the federal reserve fund administered by USA Funds for the last five fiscal years was as follows:

	Reserve Ratio
	Federal Fiscal Year
Guarantor	2012	2013	2014	2015	2016
United Student Aid Funds, Inc.	0.354%	0.313%	0.277%	0.251%	0.308%

USA Funds’ “recovery rate,” which provides a measure of the effectiveness of the collection efforts against defaulted borrowers after the guarantee claim has been satisfied, is determined by dividing the amount recovered from borrowers by USA Funds during the fiscal year by the aggregate amount of default claims paid by USA Funds outstanding at the end of the prior fiscal year. For the last five fiscal years, the “recovery rate” was as follows:

	Recovery Ratio
	Federal Fiscal Year
Guarantor	2012	2013	2014	2015	2016
United Student Aid Funds, Inc.	31.82%	30.55%	32.01%	34.93%	29.94%

USA Funds’ “loss rate” represents the percentage of claims purchased from lenders but not covered by reinsurance. For the last five fiscal years, the “loss rate” was as follows:

	Loss Rate
	Federal Fiscal Year
Guarantor	2012	2013	2014	2015	2016
United Student Aid Funds, Inc.	4.73%	4.74%	4.73%	4.71%	0.94%

In addition, USA Funds’ “claims rate” represents the percentage of federal reinsurance claims paid by the Secretary during any fiscal year, less amounts remitted to the Secretary for defaulted loans that are rehabilitated relative to USA Funds’ existing portfolio of loans in repayment at the end of the prior fiscal year. For the last five fiscal years, the “claims rate” was as follows:
2004-2

	Claims Rate
	Federal Fiscal Year
Guarantor	2012	2013	2014	2015	2016
United Student Aid Funds, Inc.	1.58%	1.41%	1.48%	0.60%	01.58%

FLORIDA OFFICE OF STUDENT FINANCIAL ASSISTANCE

The Department of Education (Department), Office of Student Financial Assistance (OSFA), administers the Federal Family Education Loan Program (FFELP) that provides low-cost educational loans to assist students and their parents in paying for the cost of higher education.  OSFA is the designated guaranty agency for the State of Florida, for all loans with first disbursement prior to July 1, 2010, and utilizes the FFELP System, a mainframe-based student loan information system administered by the Northwest Regional Data Center (NWRDC).  The FFELP System, in the past, based on specified criteria, determined whether an educational loan will be guaranteed and, if guaranteed, maintained information relating to the loan.

The Department established OSFA pursuant to Section 1001.20(4)(d), Florida Statutes.  By law, OSFA is responsible for providing access to and administering State and Federal grants, scholarships, and loans to those students seeking financial assistance for postsecondary study pursuant to program criteria and eligibility requirements.

FFELP provided and manages low-cost educational loans authorized by the Higher Education Act to assist students and their parents in paying for the cost of higher education.  Prior to July, 2010, through FFELP, private lenders made federally guaranteed student loans to parents and students.  Commercial lenders (e.g., Navient) used their private capital to finance loans under FFELP but received subsidies from the Federal Government.  Upon approval of the application, a FFELP loan was made to the student (borrower) by a participating financial institution.  To protect the financial institution from loss in the event of the borrower’s death, disability, or default, the loan was guaranteed by a guarantor.

Nonprofit and state guaranty agencies were established to guarantee student loans made by lenders under FFELP.  The Department, through the business users within OSFA’s program office, served as the State of Florida guaranty agency for FFELP and provided certain administrative and oversight functions, while the United States Department of Education provided reinsurance to the guaranty agency.

Beginning July 1, 2010, all new student loans were made under the Direct Loan Program whereby the Federal Government lends directly to students.  OSFA continues to use the FFELP System to manage and maintain information related to all FFELP loans with first disbursements prior to July 1, 2010, and provide customer service to schools, lenders, and borrowers through default prevention, collections, and dissemination of information.

The FFELP System resides on a mainframe computer located at the Northwest Regional Data Center (NWRDC).  The Department uses, among other things, mainframe security software to control access to the FFELP System, including application programs and data files.

As of September 30, 2014, OSFA held net assets on behalf of the Federal Reserve Fund of approximately $19,861,865. Through September, 30, 2014, the outstanding, unpaid, aggregate amount of principal and interest on loans that had been directly guaranteed by OSFA under the Federal Family Education Loan Program was approximately $1,651,811,788. Also, as of September 30, 2014, OSFA had Operating Fund assets totaling almost $41,463,446.
2004-2

OSFA’s “reserve ratio” complies with the U.S. Department of Education definition, which is determined by dividing the fund balance reserves in a guarantor’s Federal  Reserve Fund by the total amount of loans outstanding.  Following this formula, the reserve ratio for the Federal Reserve Fund administered by OSFA for the last five fiscal years was as follows:

Fiscal Year	Reserve Ratio
2014 2013 2012 2011	1.20% 1.07% 1.02% 0.99%
2010	0.92%

OSFA’s “recovery rate,” which provides a measure of the effectiveness of the collection efforts against defaulted borrowers after the guarantee claim has been satisfied, is determined by dividing the amount recovered from borrowers by OSFA during the fiscal year by the aggregate amount of default claims paid by OSFA outstanding at the end of the prior fiscal year. For the last five fiscal years, the “recovery rate” was as follows:

Fiscal Year	Recovery Rate
2014 2013 2012 2011	19.98% 18.36% 18.99% 20.70%
2010	24.71%

In addition, OSFA’s “trigger rate” represents the percentage of federal reinsurance claims paid by the Secretary during any fiscal year, less amounts remitted to the Secretary for defaulted loans that are rehabilitated relative to OSFA’s existing portfolio of loans in repayment at the end of the prior fiscal year. For the last five fiscal years, the “trigger rate” was as follows:

Fiscal Year	Trigger Rate
2014 2013 2012 2011	2.74% 4.48% 4.24% 4.50%
2010	4.43%

OSFA is located in Tallahassee, Florida.  OSFA will provide a copy of its most recent financial statement upon receipt of a written request directed to Levis Hughes, Chief at 325 W. Gaines St, Suite 1314, Tallahassee, FL  32399.

2004-2